SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES ACT OF 1934

Date of Report (Date of earliest event reported):

November 22, 2005 (November 22, 2005)

NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-8339	52-1188014
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification No.)

Three Commercial Place
Norfolk, Virginia  23510-9241
(Address of principal executive offices)

(757) 629-2680
(Registrant's telephone number, including area code)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR   230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

                        On November 22, 2005, the Registrant issued a Press Release, attached hereto as Exhibit 99, announcing the authorization of the purchase of up to 50 million shares of the Registrant's common stock through the end of 2015.

Item 9.01        Financial Statements and Exhibits

                        (d)    Exhibits.

                                Exhibit
                                Number                 Description

                                    99                     Press Release dated November 22, 2005, announcing the approval of a 50 million share repurchase program.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURES
NORFOLK SOUTHERN CORPORATION (Registrant)
/s/ Dezora M. Martin
_________________________________ Name: Dezora M. Martin Title: Corporate Secretary

Date:  November 22, 2005

EXHIBIT INDEX

Exhibit
Number                 Description

99                         Press Release dated November 22, 2005, announcing the approval of a 50 million share repurchase program.